Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Robert W. Hau, Chief Financial Officer and Treasurer, and Lynn S. McCreary, Chief Legal Officer and Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Fiserv, Inc. to this Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Fiserv, Inc. Amended and Restated Employee Stock Purchase Plan and any amendments (including post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of May, 2019.

/s/ Alison Davis
Alison Davis

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Robert W. Hau, Chief Financial Officer and Treasurer, and Lynn S. McCreary, Chief Legal Officer and Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Fiserv, Inc. to this Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Fiserv, Inc. Amended and Restated Employee Stock Purchase Plan and any amendments (including post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of May, 2019.

/s/ Harry F. DiSimone
Harry F. DiSimone

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Robert W. Hau, Chief Financial Officer and Treasurer, and Lynn S. McCreary, Chief Legal Officer and Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Fiserv, Inc. to this Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Fiserv, Inc. Amended and Restated Employee Stock Purchase Plan and any amendments (including post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of May, 2019.

/s/ John Y. Kim
John Y. Kim

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Robert W. Hau, Chief Financial Officer and Treasurer, and Lynn S. McCreary, Chief Legal Officer and Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Fiserv, Inc. to this Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Fiserv, Inc. Amended and Restated Employee Stock Purchase Plan and any amendments (including post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of May, 2019.

/s/ Dennis F. Lynch
Dennis F. Lynch

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Robert W. Hau, Chief Financial Officer and Treasurer, and Lynn S. McCreary, Chief Legal Officer and Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Fiserv, Inc. to this Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Fiserv, Inc. Amended and Restated Employee Stock Purchase Plan and any amendments (including post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of May, 2019.

/s/ Denis J. O’Leary
Denis J. O’Leary

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Robert W. Hau, Chief Financial Officer and Treasurer, and Lynn S. McCreary, Chief Legal Officer and Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Fiserv, Inc. to this Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Fiserv, Inc. Amended and Restated Employee Stock Purchase Plan and any amendments (including post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of May, 2019.

/s/ Glenn M. Renwick
Glenn M. Renwick

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Robert W. Hau, Chief Financial Officer and Treasurer, and Lynn S. McCreary, Chief Legal Officer and Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Fiserv, Inc. to this Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Fiserv, Inc. Amended and Restated Employee Stock Purchase Plan and any amendments (including post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of May, 2019.

/s/ Kim M. Robak
Kim M. Robak

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Robert W. Hau, Chief Financial Officer and Treasurer, and Lynn S. McCreary, Chief Legal Officer and Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Fiserv, Inc. to this Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Fiserv, Inc. Amended and Restated Employee Stock Purchase Plan and any amendments (including post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of May, 2019.

/s/ JD Sherman
JD Sherman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Robert W. Hau, Chief Financial Officer and Treasurer, and Lynn S. McCreary, Chief Legal Officer and Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Fiserv, Inc. to this Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Fiserv, Inc. Amended and Restated Employee Stock Purchase Plan and any amendments (including post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of May, 2019.

/s/ Doyle R. Simons
Doyle R. Simons